UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

July 10, 2009
Date of Report (Date of earliest event reported)

NOVASTAR FINANCIAL, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-13533	74-2830661

(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

2114 Central Street, Suite 600, Kansas City, MO 64108
(Address of principal executive offices) (Zip Code)

(816) 237-7000
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01 Other Events.

Attached hereto as Exhibit 23.1 is the consent of Deloitte & Touche LLP to the incorporation by reference of its reports contained in NovaStar Financial, Inc.’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008, as amended, into Registration Statements No. 333-139000, No. 333-138998, No. 333-116998 and No. 333-44977 on Form S-8 of NovaStar Financial, Inc.

Item 9.01 Financial Statements and Exhibits.

23.1       Consent of Independent Registered Accounting Firm

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NOVASTAR FINANCIAL, INC.

DATE: July 10, 2009	/s/ Rodney E. Schwatken
Rodney E. Schwatken
Chief Financial Officer